January 2023 www.calidibio.com Revolutionizing Cancer Therapies with a Durable and Systemic Antitumor Immune Response Utilizing Allogeneic Ethical Stem Cell-Based Platforms to Deliver and Potentiate Oncolytic Therapies Exhibit 99.2

Forward-Looking Statements and Legal Disclaimer Page Presentation Disclaimer This presentation (the “Presentation”) is for informational purposes only with respect to the proposed business combination between First Light Acquisition Group, Inc., a Delaware special purpose acquisition corporation (“FLAG”) and Calidi Biotherapeutics, Inc., a Nevada corporation (together with its subsidiaries and divisions, “Calidi”), and which we refer to as the “Business Combination.” This Presentation does not purport to be all-inclusive and does not constitute or involve any recommendation with respect to the voting, purchase or sale of any security or as to any other matter by FLAG, Calidi or any other person. This Presentation has been prepared by Calidi and Calidi is solely responsible for its contents. FLAG and Calidi expressly disclaim any and all liability for representations, expressed or implied, contained in, or for omissions from, this Presentation or any other written or oral communication transmitted to any interested party in the course of its evaluation of the Company. Only those particular representations and warranties that may be made by Calidi in a definitive written agreement, when and if one is executed, and subject to such limitations and restrictions as may be specified in such agreement, shall have any legal effect. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. This Presentation does not purport to contain all of the information that may be required to evaluate the Business Combination. This Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax, financial or legal advice. No representation or warranty, express or implied, is or will be given by the Company or FLAG or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. Accordingly, neither the Company nor FLAG nor any of their respective affiliates, directors, officers, employees or advisers or any other person shall be liable for any direct, indirect or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this Presentation and any such liability is expressly disclaimed. Additional Information and Where to Find It FLAG intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which will include a preliminary proxy statement of FLAG, and a prospectus in connection with the proposed business combination transaction (the “Business Combination”) involving FLAG and Calidi. The definitive proxy statement and other relevant documents will be mailed to FLAG shareholders as of a record date to be established for voting on the Business Combination. FLAG securityholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with FLAG’s solicitation of proxies for the special meetings to be held to approve the Business Combination because these documents will contain important information about FLAG, Calidi, and the Business Combination. Investors, securityholders and other interested persons will also be able to obtain copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by FLAG, once such documents are filed, free of charge, on the SEC’s website at www.sec.gov or by directing a request to: First Light Acquisition Group, Inc., 11110 Sunset Hills Road #2278, Reston, VA 20190. Forward-Looking Information This Presentation contains forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Terms such as “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “would” as well as similar terms, are forward-looking in nature. The forward-looking statements contained in this discussion are based on Calidi’s current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Calidiwill be those that it has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Calidi’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

Forward-Looking Statements and Legal Disclaimer (continued) Page Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination with FLAG; the outcome of any legal proceedings that may be instituted against FLAG, Calidi, the combined company or others following the announcement of the Business Combination, any private placement financing proposed to be consummated concurrently with the Business Combination (the “PIPE”) and any definitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of FLAG, the inability to complete any PIPE or other financing needed to complete the Business Combination, or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Calidi as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions; costs related to the Business Combination; changes in applicable laws or regulations; the evolution of the markets in which Calidi competes; the inability of the Company to defend its intellectual property and satisfy regulatory requirements; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities; the risk of downturns and a changing regulatory landscape in the highly competitive pharmaceutical industry; the impact of potential global conflicts (including the current conflict in Ukraine) may have on capital markets or on Calidi’s or FLAG’s business; the impact of the COVID-19 pandemic on the Company’s business; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in FLAG’s final prospectus dated September 9, 2021 and Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022, risks and uncertainties indicated in the Registration Statement and the definitive proxy statement to be delivered to FLAG’s shareholders, including those set forth under “Risk Factors” therein, and other documents filed or to be filed with the SEC by FLAG. This Presentation concerns pharmaceuticals that are in development and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). No representation is made as to the safety or effectiveness of any of the products in development, nor for any products which may have applications pending before the FDA. Any trademarks, service marks, trade names and copyrights of the Company, FLAG and other companies contained in this Presentation are the property of their respective owners. Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from the forward-looking statements. Neither FLAG nor Calidi is undertaking any obligation to provide any additional information or to update or revise any forward-looking statements whether as a result of new information, future events or otherwise and any such responsibility or liability is expressly disclaimed. You should not take any statement regarding past trends, activities or performance as a representation that the trends, activities or performance will continue in the future. Accordingly, you should not put undue reliance on these statements. This Presentation is not intended to constitute, and should not be construed, as investment advice. Participants in the Solicitation FLAG and Calidi and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed business combination. FLAG shareholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of FLAG in FLAG’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from FLAG’s shareholders in connection with the proposed business combination will be included in the definitive proxy statement/prospectus that FLAG intends to file with the SEC. An investment in connection with Calidi or the Business Combination is not an investment in any of FLAG’s sponsor’s, management team’s or strategic advisors’ past investments, companies or funds affiliated with them. The historical results of these persons, investments, companies, funds or affiliates are no guarantee of future performance. No Offer or Solicitation This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to buy any security of Calidi, FLAG or any of their respective affiliates. There shall not be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

First-In-Class Allogeneic Stem Cell Based Oncolytic Platforms Page Increase survival rate and therapeutic efficacy in patients suffering from a wide variety of cancers through targeted delivery of allogeneic stem cells loaded with oncolytic viruses (OV) Provide safe and tolerable therapeutic options for cancer patients that improve quality of life and reduce frequency of treatments Leverage first-in-class platform to drive partnerships with big pharma, government and academia to streamline development pathways Using proprietary and scalable, commercially viable state-of-the-art OV and cell-based delivery platforms Calidi’s Vision Harnessing the power of Allogeneic Stem Cells to Deliver and Potentiate Oncolytic Virotherapies

Synergistic Teams: First Light Acquisition Group & Calidi Biotherapeutics Page Public Market Experience and Readiness Commercially Viable Manufacturing Multiple Revenue Sources with Significant Partnership Opportunities First-in-Class Allogeneic Stem Cell-Based Platforms to Deliver and Potentiate Oncolytic Therapies Management Team with Track Record of Creating Shareholder Value Seeking Disruptive, Next-Gen Technology for Accelerated Growth Decades of Experience, Identifying and Executing on Strategic Transactions Vast Public Sector Experience Serving Missions of Global Importance Significant Experience with High-Growth Organizations Operating and Investing Track Record Across Highly Regulated Industries Accelerating the ability to bring life-changing therapies to market more quickly with first-in-class technology and strategic partnering opportunities

Transaction Overview

Key Transaction Terms

- Total gross proceeds from Transaction, before payment of transaction expenses, expected to be up to $82 million assuming no redemptions, combining a possible PIPE financing of up to $40 million and up to $42 million held in First Light trust account
- FLAG to seek up to $40 million PIPE financing. FLAG's Sponsor to offer 100% of its private placement warrants and up to 25% of its currently available founder shares to potential PIPE investors, or otherwise forfeit such securities
- Minimum cash condition of $15 million of available cash at closing
- In the five year period following closing, Calidi shareholders entitled up to 18 million additional shares of FLAG common stock with incremental releases of 4.5 million shares if the trading price of FLAG common stock is $12, $14, $16 and $18 for a period for any 20 days within any 30 consecutive day trading period
- FLAG public stockholders who do not redeem their shares may be entitled to their pro rata portion of up to an additional 2 million shares of FLAG common stock to be earned upon the achievement of the above price targets

Illustrative Post-Transaction Ownership[1]



0% Redemption
11%
10%
14%
64%



75% Redemption
12%
11%
7%
70%
Calidi Shareholders
FLAG Public Shareholders
Anticipated PIPE Shareholders
FLAG Sponsor Shareholders

	Redemption Scenarios	
Illustrative Pro Forma Valuation[2]	**0%**	**75%**
Redemption Price	**$10.00**	**$10.00**
Pro Forma Shares Outstanding (mm)	38.9	35.8
Pro Forma Equity Value	**$389**	**$358**
(+) Existing Net Debt [3]	3	3
(-) New Cash to Balance Sheet	(69)	(38)
Pro Forma Enterprise Value	**$323**	**$323**

Illustrative Sources and Uses		
Sources		
FLAG Cash in Trust	$41	$10
Calidi Biotherapeutics Equity Rollover	250	250
Anticipated PIPE Investment	40	40
Total Sources	**$331**	**$300**
Uses		
Calidi Biotherapeutics Equity Rollover	$250	$250
Cash to Equityholders	0	0
Cash to Balance Sheet	69	38
Fees & Expenses[4]	12	12
Total Uses	**$331**	**$300**

(1) Excludes earn-out of the existing Calidi shareholders and redemption recapture shares. Excludes the impact from potential dilution from FLAG public warrants and private placement warrants or any potential new awards under any combined company new equity incentive plan. Includes adjustment of 1.44 million founder shares transferred to investors at the time of FLAG's IPO.
(2) Pro forma valuation at $10.10 per share.
(3) Net debt calculated as of January 4, 2023. Does not include convertible notes which will convert to equity at the time of business combination.
(4) Includes professional services fees (legal, accounting, audit and DD), IR/PR fees and D&O insurance tail-end coverage premium. Deferred underwriting fees have been waived. Does not include potential PIPE fees.

CALIDI BIOTHERAPEUTICS

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Executive Team with Proven Track Record Allan Camaisa Chairman & CEO Boris Minev, M.D. President, Medical & Scientific Affairs, Acting CMO Antonio Santidrian, PH.D. SVP, Global Head of R&D Stephen Thesing Chief Business Officer Wendy Pizarro, Esq. Chief Administrative Officer & Chief Legal Officer Amish Patel, PH.D. Vice President of Technical Operations George Ng President & Chief Operations Officer Tony Kalajian Acting CFO David Sans, PH.D. Chief Corporate Development Officer Page

Board of Directors with Deep Biopharma Expertise Page Dr. Heehyoung Lee Director James Schoeneck Director Alfonso Zulueta Director Allan Camaisa Chairman of the Board Scott Leftwich Vice Chairman of the Board George Ng Director

Calidi Board of Advisors Maciej (Matt) S Lesniak, MD Chair, Department of Neurological Surgery Bernie Fox, Ph.D. Page

Page Unprotected Oncolytic Virus Active Oncolytic Viruses Rapid inactivation by immune system Inactivated Oncolytic Viruses Challenges with Naked OV Therapy Naked oncolytic viruses are quickly eliminated by the patient’s immune system, leading to limited therapeutic potential Calidi’s Solution Stem cell loaded with Oncolytic Viruses (OV) Stem cell protects and amplifies OV Successfully Targeted Tumor Allogeneic Oncolytic Virus-Loaded Stem Cells Tumor is Untouched Allogeneic Stem Cells Protect, Amplify, Deliver and Potentiate OV’s Calidi’s Allogeneic Stem Cell Platforms Calidi Overcomes the Obstacles to Oncolytic Viral Therapy

Differentiated, Wholly-Owned Pipeline Targeting Multiple Cancer Indications

Multiple partnership opportunities to potentiate and deliver other existing OV's, combination therapies and joint development of next generation therapies

Cancer indications

Product	Program	Target Indications	Discovery	Non-clinical studies	Phase 1	Phase 2	Pivotal Trial	Partner
CLD-101	**NeuroNova1**	Newly Diagnosed High Grade Glioma	Entering Phase 1b/2					NIH National Cancer Institute; Northwestern University
	NeuroNova2	Recurrent High Grade Glioma	Entering Phase 1					CIRM; City of Hope
CLD-201	**SuperNova1**	Advanced Solid Tumors (TNBC, Melanoma, Head and Neck)	FDA Pre-IND – Planned Phase 1					CIRM
CLD-202	**SuperNova Next-Gen** (multiple payloads. MOA: undisclosed)	Metastatic Solid Tumors						
Other Indications								
CLD-301	**AAA** (Adult Allogeneic Adipose-derived stem cells)	Multiple Indications						

CALIDI BIOTHERAPEUTICS

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First-in-Class Platform With Significant Growth Potential Page Calidi’s allogeneic stem cell-based delivery platform enables scalable licensing model, driving revenue opportunities Potential to license stem-cell based delivery platform to develop new therapies targeting cancers with significant unmet need Potential to rapidly bring new products addressing a wide range of cancers to market quickly and grow revenue streams Accelerated R&D stage, expedited time to market Broad application: Platform compatible with numerous oncolytic viruses Leverage partner’s expertise and infrastructure to develop, significantly reducing cash burn Multiple development programs in house CLD-101 CLD-201

Rapidly Growing OV Market With High Unmet Medical Needs

Differentiated technology with **early signals of efficacy**; additional data needed to show clinical differentiation vs. competitor base

40 assets in OV Clinical pipeline

5-6 key OV **Competitors**

Large total addressable market across current indications of focus: Melanoma, GBM, TNBC, H&N

~56k patients across all Calidi indications** (U.S. only)

$9-11B***
(U.S. TAM)

CALIDI BIOTHERAPEUTICS

Rapidly **growing** OV **market** with **high unmet needs**

$150M* (2021) → **$2.4B*** (2030F)

1 approved OV (2021) → **6-8 approved OVs** (2030F)

Development Risks Comparable to all other clinical stage OVs biotech companies

Sources:
(*) Oncolytic Virus Immunotherapy Market Size is Predicted to Hit US$ 2.4 Billion by 2030 | BioSpace
(**) Types of Cancer | Cancer.Net
(***) Oncology Cancer Drugs Market Size is projected to reach USD (globenewswire.com)

CALIDI BIOTHERAPEUTICS

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Calidi's Target Indications with Estimated Annual TAM of $9B+

Sizable TAM given Calidi's target indications (Melanoma, TNBC, GBM,H&N)

Calidi U.S. total addressable market (2022E)
Billions of USD



12
10
8
6
4
2
0
$0.5-1B
$2.5-3.5B
$2-2.5B
$3.5-4.5B
$9-11B
Melanoma * ~3.6K
TNBC* ~17K
GBM* ~12K
Head & Neck * ~23K
2022E ~56K
Projected Patients

Assuming annual pricing similar to other I/O therapies (e.g., Checkpoint Inhibitors).

Sources: (*) Cancer Types | Cancer Resources | American Cancer Society

CALIDI BIOTHERAPEUTICS

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HGG - Most Common and Aggressive Brain Cancer at Age 60 Survival rates for patients with High Grade Glioma (HGG) have shown no improvement in the last 30 yrs. 24,500 patients were diagnosed in the US with tumors of the central nervous system in 2022, 48% of the patients will be advanced HGG (Glioblastoma Multiforme) and the five-year survival rate will be 6.8%, and average length of survival for a diagnosed patient will be 8 months. Among the European 5 countries, the UK had the highest incident population of GBM, followed by France and Italy. And Spain had the lowest incident population. The HGG market to reach $10.2 Bn in 2030 with an anticipated CAGR of 12.8% during forecast period 21-30 $300k to $450k treatment cost 300,000 cases WW every year Vision Research Report Link Source: The National Brain Tumor Society Page

CLD-101: NeuroNova Platform Overview & Phase 1 Trial Design



Survivin promoter
E1 gene

Adenovirus (CRAd-S-pk7) for NeuroNova

- Amplifies selectively in HGG tumor cells
- Radiation treatment upregulates Survivin expression



Neural Stem Cells
Ability to cross blood-brain barrier and glioma tropism
Re-engineered Oncolytic Adenoviruses
Ability to target chemo- and radio-resistant glioma cells
Neural Stem Cells that deliver Oncolytic Adenoviruses
Can cross blood-brain barrier
Exhibit glioma tropism
Can target resistant gliom cells

Trial Objectives:

- To determine the safety and toxicity profile and the maximum tolerated dose
- To determine the best tumor response using the iRANO criteria, estimate survival outcomes in patients and evaluate quality of life while on treatment
- To evaluate blood immune responses and cytokine profiles and to determine whether survival rates correlated with extent of immune response

Calidi's manufacturing of virus-loaded Neural Stem Cells is proprietary, scalable, reproducible and commercially viable

CALIDI BIOTHERAPEUTICS
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CLD-101: Significant Published Clinical Results



THE LANCET
Oncology
Volume 22 · Issue 8 · August 2021
www.thelancet.com/oncology
Jawad Fares, Atique U Ahmed, Ilya V Ulasov, Adam M Sonabend, Jason Miska, Catalina Lee-Chang, Irina V Balyasnikova, James P Chandler, Jana Portnow, Matthew C Tate, Priya Kumthekar, Rimas V Lukas, Sean A Grimm, Ann K Adams, Charles D Hébert, Theresa V Strong, Christina Amidei, Victor A Arrieta, Markella Zannikou, Craig Horbinski, Hui Zhang, Kirsten Bell Burdett, David T Curiel, Sean Sachdev, Karen S Aboody, Roger Stupp, Maciej S Lesniak

Neural Stem Cell Delivery of an Oncolytic Adenovirus in Newly Diagnosed Patients with Malignant Glioma: A First-in-Human, Phase 1 Clinical Trial *(Lancet Oncology, 2021 Aug;22(8):1103-1114)*

Agent:

CLD-101 (NSC-CRAd-S-pk7): Neural stem cells loaded with CRAd-S-pk7 - a chimeric adenoviral vector containing a pk7 fiber modification and a survivin promoter driving E1A replication

Methods:

After neurosurgical resection, NSC/CRAd-S-pk7 was injected into the walls of the resection cavity. Within 10-14 days, treatment with temozolomide and radiotherapy was initiated

Results:

Treatment with NNV1 (NSC-CRAd-S-pk7) was safe and tolerable

Treatment achieved favorable therapeutic outcomes in patients with newly diagnosed malignant glioma: best overall response saw one patient responding partially to treatment, another progressing, and 10 with stable disease

The median progression-free survival was 9.05 months, and the median overall survival was 18.4 month

- **Importantly, in the subset of patients with glioma containing an unmethylated MGMT promoter, the median progression-free survival and overall survivals were 8.8 vs. 5.3 months and 18 vs. 12.7 months, respectively**

CALIDI BIOTHERAPEUTICS

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CLD-101: Highlights of First-in-Class NeuroNova1 Platform for HGG

Reasons to Believe

Neural Stem Cells Deliver, Protect and Potentiate Oncolytic Viruses



Neural Stem Cells
Ability to cross blood-brain barrier and glioma tropism
Re-engineered Oncolytic Adenoviruses
Ability to target chemo- and radio-resistant glioma cells
CLD CALiDi 101
Neural Stem Cells that deliver Oncolytic Adenoviruses
Can cross blood-brain barrier
Exhibit glioma tropism
Can target resistant gliom cells

Partner Validation:

NIH National Cancer Institute; CIRM California's Stem Cell Agency; City of Hope; Northwestern University

Reasons to Advance

Our **immortalized stem cell line** is scalable, allogeneic, off-the-shelf and universal. No need to change donor

Improved PFS and OS in unmethylated HGG: *The Lancet Oncology* Journal, June 2021. Median progression-free survival and overall survivals (OS) were **8.8 vs. 5.3 months** (SOC) and **18.0 vs. 12.7 months** (SOC), respectively*.

Establishes CALIDI as First-in-Class Therapy with potential for superior Survival in HGG



THE LANCET
Oncology
Overall survival (%)
100
75
50
25
0
0
6
12
18
24
30
36
Time since surgery (months)

Reasons for Speed

Malignant High-Grade-Glioma (HGG) is the most common and lethal primary brain tumor, with dismal survival rates and no effective treatment

Urgent Unmet Need:

14K patients/yr newly diagnosed in the US with HGG.
Median survival is only 12 to 15 months for patients (WHO stage IV) **

CLD-101 is safe, feasible and has favorable outcomes

CLD-101 is compatible with combination therapies

GMP product is manufactured and ready for advanced clinical trials

CALiDi BIOTHERAPEUTICS

Source
(*): Hegi et al. *N Engl J Med*; 352:997-1003, 2005
(**) Wen PY, Kesari S, *N Engl J Med*; 359(5), 492–507 (2008).

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CLD-201: SuperNova Platform: Allogeneic Stem Cells loaded with CAL1 Virus



Vaccinia Virus (CAL1) for SuperNova

- Not a serious human pathogen
- Safely used as a vaccine for smallpox
- Key natural attenuations improve tumor selectivity
- Highly cytolytic for most tumor types
- Large insertion capacity allows cloning of therapeutic payloads

Safety study completed with Autologous Stem Cells loaded with CAL1 Virus

Trial Results

- Successfully determined the safety and toxicity profile and the maximum tolerated dose
- Successfully determined the best tumor response, estimated survival outcomes in patients and evaluated quality of life while on treatment
- Successfully evaluated presence of viral particles in patients' blood over time, blood immune responses and cytokine profiles and to determine whether survival rates correlated with viral presence in blood samples → ***Strong indications of efficacy observed***

CALIDI BIOTHERAPEUTICS

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Durable Tumor Regression and Survival

Autologous SuperNova: Positive Results in Combination With Checkpoint Inhibitor

- **Age/Sex: 70/M**
- **Diagnosis: Metastatic Head & Neck SCC**
- **Stage IV_B**
- **Injected tumor was previously resistant to chemo- and radio-therapy**

Patient Case: Patient #SI01-021

Day 17 post-treatment



Day 45 post-treatment


CAROLINA
LIVING CULTURES

Day 52 post-treatment


CAROLINA

Day 194 post-treatment: complete response



previously resistant tumor has fully regressed

Primary objective - Safety: There were no treatment-related side effects

Secondary objective, Response and Patient Survival:
43 days after treatment the patient received Opdivo (anti-PD-1 treatment) and 76 days after treatment the patient received local radiation therapy
194 days post treatment the previously resistant tumor had fully regressed

CALiDi BIOTHERAPEUTICS

<u>Source:</u> *Minev, et al. Journal of Translational Medicine (2019) 17:271*

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Durable Tumor Regression and Survival

Autologus *SuperNova*: *Positive Results in Combination With Checkpoint Inhibitor*

- **Age/Sex: 68/M**
- **Diagnosis: Thyroid Papillary Carcinoma**
- **Stage IV**

Patient Case: Patient #SI01-047

Day 30 post-treatment



Day 65 post-treatment



Day 85 post-treatment: tumor has fully regressed



Primary objective - Safety: There were no treatment-related side effects

Secondary objective, Response and Patient Survival: 36 hours after treatment, patient received Ipilimumab (anti-CTLA-4), by 85 days tumor fully regressed

CALiDi BIOTHERAPEUTICS

__Source:__ *Minev, et al. Journal of Translational Medicine (2019) 17:271*

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CLD-201: SuperNova Development Pathway Page CLD-201 – (allogeneic AD-MSC-delivering CAL1 oncolytic virus) Phase 1 study for the treatment of solid tumors (metastatic breast/ melanoma/head and neck) cGMP Final Drug Product Manufacturing to be completed in 3Q 2023, Phase 1 initiation in 2H 2023 CLD-201 Phase 1 interim clinical results anticipated in 1H 2024 Next Steps Pre-IND meeting held 2Q 2021

New manufacturing protocols offer the potential to generate quadrillions of doses of stem cells from a single donor 1 single donor can be used for multiple indications, clinical development programs and commercialization Calidi owns 8 allogeneic adult adipose (AAA)-derived stem cell (AD-MSC) banks + 1 NSC Allogeneic GMP Master cell bank p2 (VP01), is used in several clinical trials to treat patients with COVID-19-induced acute respiratory distress syndrome (ARDS) (Pivotal trial ongoing via partnership) VP-001 is avaliable for additional partnerships VP-001 GMP master cell bank p2 proliferation/scalability profile Scaled-up VP-001 cells maintained: Genetic stability Identity Biological activity at thawing Development of Allogeneic Cell-Based Product Page

Broad IP Protection Across All Clinical Programs in Development Allogeneic Adipose Tissue-derived and Neural Stem Cell Platforms for Delivery of Oncolytic Viruses Tropic Cell-Based Virotherapy for the Treatment of Cancer Smallpox Vaccine for Treatment of Cancer Combination Immunotherapy Approach for Treatment of Cancer Enhanced Systems for Cell Mediated Oncolytic Viral Therapy Cell-Based Vehicle for Potentiation of Viral Therapy Two US Issued Patents, One Pending Allowance in 4 significant territories Allowance in 11 significant territories Filed in 2018, Pending territories Filed in 2018, Pending territories Page Use of Neural Stem Cells to Deliver Oncolytic Adenovirus Use of Adipose Derived Stromal Cells (Autologous & Allogeneic) to Deliver Oncolytic Viruses Use of Stem Cells and Oncolytic Viruses, in Combination with Immunotherapies Methods to Potentiate and Deliver Naturally Occurring and Armed Viruses Using Stem Cells New Genetically Modified Cell Delivery Vehicles Improving Potency

Investment Highlights

Calidi Biotherapeutics is a clinical-stage biopharmaceutical company revolutionizing oncolytic viral therapies with stem cell-based platforms

1	Two Differentiated Stem Cell Platforms	**CLD-101:** Neural stem cell (NSC) product candidates loaded with oncolytic adenovirus **CLD-201:** Allogeneic Adipose-derived Mesenchymal Stem Cells (AD-MSC) loaded with oncolytic vaccinia virus
2	Large Target Markets in Areas of High Unmet Need	**First CLD-101 programs target HGG, with a well-defined regulatory pathway and accelerated approval potential** **CLD-201 trials will focus on multiple solid tumor types (Triple Negative Breast Cancer, Head & Neck, Metastatic Melanoma)**
3	Three Clinical Development Programs	**CLD-101:** Phase1 trial in newly diagnosed HGG - COMPLETED; Phase 1b trial initiating 1H 2023 **CLD-101:** Phase 1 trial in recurrent HGG - initiating 1H 2023 **CLD-201:** Phase 1 trial in solid tumor indications (Triple Negative Breast, Head & Neck, Metastatic Melanoma) 2H 2023
4	Cutting Edge Stem Cell Manufacturing Processes	**Scalable, cost-efficient manufacturing platform and GMP-grade adipose-derived allogeneic stem cell bank and NSC bank sufficient to support commercial launch** **Opportunity to license cell bank products**

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